--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1998




Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation despite strong economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.




Sincerely,



/s/Laurence D. Fink                                   /s/Ralph L. Schlosstein
----------------------                                -----------------------
Laurence D. Fink                                      Ralph L. Schlosstein
Chairman                                              President

                                                                January 31, 1998

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return at least $10 per share (its initial offering price) to shareholders on or about December 31, 2002 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                -----------------------------------------------
                                12/31/97   12/31/96    CHANGE    HIGH    LOW
--------------------------------------------------------------------------------
 STOCK PRICE                    $8.50      $8.00      6.25%    $8.50   $7.75
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)          $9.54      $9.15      4.26%    $9.54   $9.07
--------------------------------------------------------------------------------
 5-YEAR U.S. TREASURY NOTE       5.71%      6.21%    -50 bp    6.86%    5.68%
--------------------------------------------------------------------------------



THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      The market for mortgage-backed securities (MBS) outperformed U.S. Treasuries for the twelve months ended December 31, 1997. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 9.48% total return versus the 9.20% return of the MERRILL LYNCH 5-7 YEAR TREASURY INDEX. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. However, mortgage rates fell below the critical 7% threshold toward year-end, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities.

      A three-year trend of positive performance for investment grade corporates ended abruptly in the fourth quarter of 1997 due to the Asian crisis. The financial turmoil in Asia caused a decline in credit quality ratings and created selling pressure for Asian Yankee bonds. Domestic corporate bonds fared better, but the potential for lower corporate earnings and a large influx of new issues into the market caused yields to rise. As a result, corporates underperformed Treasuries in 1997 for only the second time in the past decade. With the U.S. economy remaining firm, domestic corporate bond fundamentals remain fairly positive. At wider spread levels, we see value in higher rated and improving domestic credits.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market strategy and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
   COMPOSITION                            DECEMBER 31, 1997  DECEMBER 31, 1996
--------------------------------------------------------------------------------
   Taxable Zero Coupon Bond                      27%                26%
--------------------------------------------------------------------------------
   Multiple Class Mortgage Pass-Throughs         15%                16%
--------------------------------------------------------------------------------
   Corporate Bonds                               14%                15%
--------------------------------------------------------------------------------
   Stripped Mortgage-Backed Securities           11%                12%
--------------------------------------------------------------------------------
   Commercial Mortgage-Backed Securities          6%                 4%
--------------------------------------------------------------------------------
   Municipal Zero Coupon Bonds                    6%                 4%
--------------------------------------------------------------------------------
   U.S. Government Securities                     6%                 5%
--------------------------------------------------------------------------------
   Asset-Backed Securities                        4%                 2%
--------------------------------------------------------------------------------
   Inverse Floating Rate Mortgages                3%                 0%
--------------------------------------------------------------------------------
   Adjustable Rate Mortgages                      2%                 6%
--------------------------------------------------------------------------------
   FHAProject Loans                               2%                 0%
--------------------------------------------------------------------------------
   Mortgage Pass-Throughs                         2%                 8%
--------------------------------------------------------------------------------
   CMO Residuals                                  1%                 1%
--------------------------------------------------------------------------------
   FNMA Project Loans                             1%                 1%
--------------------------------------------------------------------------------


    ----------------------------------------------------------------------------
                                          RATING % OF CORPORATES
                                ------------------------------------------------
        CREDIT RATING             DECEMBER 31, 1997     DECEMBER 31, 1996
    ----------------------------------------------------------------------------
       AAA or Equivalent                   7%                     0%
    ----------------------------------------------------------------------------
        AA or Equivalent                   5%                     8%
    ----------------------------------------------------------------------------
        A or Equivalent                   34%                    35%
    ----------------------------------------------------------------------------
       BBB or Equivalent                  54%                    57%
    ----------------------------------------------------------------------------

      We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. We believe that the Trust's stake in bullet maturity securities, particularly corporate bonds, will aid the Trust in reaching its target termination value of $10.00 per share while maintaining a relatively stable dividend stream. The Trust has been a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise.

      We appreciate your investment in The BlackRock Strategic Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM


Sincerely,




/s/Robert S. Kapito                         /s/Michael P. Lustig
-------------------------                   -----------------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                BGT
--------------------------------------------------------------------------------
 Initial Offering Date:                                     December 28, 1990
--------------------------------------------------------------------------------
 Closing Stock Price as of 12/31/97:                              $8.50
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/97:                                  $9.54
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 12/31/97 ($8.50)1:             5.59%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share2:                         $0.039583
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share2:                      $0.475
--------------------------------------------------------------------------------


---------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS -- 140.7%
                     MORTGAGE PASS-THROUGHS -- 6.3%
                     Federal Home Loan Mortgage
                       Corporation,
          $19,198      6.50%, 01/01/99 -11/01/25 ..............  $ 18,976,276
              735      7.50%, 11/01/10, 15 Year ...............       754,080
               18      7.50%, 02/01/17 ........................        18,492
              504      8.00%, 02/01/13 ........................       521,074
            1,138      9.00%, 11/01/05, 15 Year ...............     1,177,692
                     Federal Housing Administration,
            5,679      7.25%, 01/01/23, Project 797 ...........     5,809,720
            5,436      7.50%, 06/01/08, 15 Year ...............     5,577,269
                     Government National
                       Mortgage Association,
            1,557      8.50%, 03/15/21 ........................     1,635,098
               96      9.00%, 01/15/20 ........................       103,028
                                                                  -----------
                                                                   34,572,729
                                                                  -----------
                     COMMERCIAL MORTGAGE-BACKED
                       SECURITIES -- 8.9%
AAA         2,600    Aetna Commercial Mortgage
                       Trust, Series 1995-C5,
                       Class B, 12/26/30 ......................     2,626,262
AAA        52,492    CS First Boston Mortgage Sec.,
                       Series 1997-C1, Class C1-AX,
                       06/20/29 # .............................     5,929,900
BBB         3,000    DLJ 1993 Mortgage Pass Thru
                       Class B, 9.40%, 6/18/03 ................     3,237,145
BBB         4,000    Federal Deposit Ins. Corp. Trust,
                       Series 1994-C1,
                       Class IIF, 09/25/25 ....................     4,247,589
AAA         4,544    LTC Commercial Mortgage Pass
                       Thru Certificate Series 1996-1,
                       Class A, 04/15/28 # ....................     4,610,020
AAA         1,000    LTC Commercial Mortgage Pass
                       Thru Certificate
                       11/28/12 # .............................     1,051,094
A           2,290    Merrill Lynch Mtg. Invs. Co.,
                       Trust 1995-1,
                       Class C1, 05/25/13 .....................     2,358,906
A          24,000    Merrill Lynch Mtg. Invs. Co.,
                       Pass Thru Certificate 1995,
                       Class C1C, 12/10/29 ....................     1,965,000
AAA         2,432    Morgan Stanley Capital I,
                       Series 1995-GAL1,
                       Class A1, 08/15/27 # ...................     2,456,720
                     Paine Webber Mortgage
                       Acceptance Corp.,
AAA         2,000      Series 1995-M1, Class M1-A,
                         01/15/07 # ...........................     2,024,586
BBB         1,656      Series 1995-M1, Class M1-D,
                         01/15/07 # ...........................     1,680,395
                     Resolution Trust Corp.,
A           5,869      Series 1993-C3, Class C3-D,
                         12/25/24 .............................     5,879,628
AA          4,000      Series 1994-C1, Class C1-C,
                         06/25/26 .............................     4,180,000
AA          2,915    Salomon Brothers Mtg. Sec. VII,
                       Series 1997-TZH,
                       Class TZH-A1, 03/25/22 # ...............     2,995,656
AAA         3,925   Structured Asset Securities Corp.
                       Series 1996-CFL,
                       Class B, 02/25/28 ......................     3,897,843
                                                                  -----------
                                                                   49,140,744
                                                                  -----------
                    MULTIPLE CLASS MORTGAGE
                       PASS-THROUGHS -- 28.8%
                    Federal Home Loan Mortgage
                       Corporation, Multiclass Mortgage
                    Participation Certificates,
            2,749      Series 39, Class 39-J,
                          03/25/24 (I) ........................       464,102
           20,483++     Series 90, Class 90-G,
                          10/15/20 ............................    21,384,713
            3,125       Series 1218, Class 1218-G,
                          05/15/14 ............................     3,059,989
            5,000       Series 1295, Class 1295-JB,
                          03/15/07 ............................     4,652,500
              276       Series 1407, Class 1407-CL,
                          01/15/22 ............................       274,670
            1,883       Series 1488, Class 1488-F,
                          09/15/06 ............................     1,867,880
            1,625       Series 1488, Class 1488-PF,
                          09/15/06 ............................     1,654,429
           20,849       Series 1551, Class 1551-J,
                          07/15/08 (ARM) ......................       742,649
            2,285       Series 1577, Class 1577-A,
                          11/15/22 ............................     2,266,540
            7,155       Series 1590, Class 1590-JC,
                          01/15/19 (ARM) ......................       470,812
            1,371       PC GTD Series 1590,
                          Class 1590-K,
                          10/15/23 ............................     1,373,291
            1,434       Series 1602, Class 1602-Y,
                          07/15/22 ............................     1,413,907
            2,538       Series 1603, Class 1603-MB,
                          10/15/23 (ARM) ......................     2,470,768
            4,972       Series 1626, Class 1626-PV,
                          12/15/08 (I) ........................       648,315


                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                    MULTIPLE CLASS MORTGAGE
                        PASS-THROUGHS -- (CONT'D)
                    Federal Home Loan Mortgage
                        Corporation, Multiclass Mortgage
                        Participation Certificates,
          $ 2,067       Series 1662, Class 1662-P,
                           11/15/07 (I) .......................     $ 406,112
            1,297       Series 1675, Class 1675-SB,
                           08/15/23 ...........................     1,251,490
           23,579       PC GTD Series 1938, Class 1938-
                           SB, 08/15/19 .......................       324,211
          130,721       Series 1954, Class 1954-BA,
                           04/15/21 ...........................     3,022,919
                    Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
           10,000++     Trust 1992-43, Class 43-E,
                           04/25/22 ...........................    10,287,500
            4,279       Trust 1992-129, Class 108-CL
                           07/25/07 ...........................     1,132,141
            5,010+      Trust 1992-129, Class 129-G,
                           06/25/18 ...........................     4,747,326
            2,000       Trust 1992-155, Class 155-SB,
                           12/25/06 (ARM) .....................     2,321,700
           35,550++     Trust 1992-156, Class 156-H,
                           04/25/06 ...........................    32,874,152
            1,155       Trust 1992-209, Class 209-SB,
                           04/25/07 ...........................     1,134,949
           13,532       Trust 1993-26, Class 26-PT,
                           12/25/17 (I) .......................     1,798,557
           26,582       Trust 1993-G31, Class G31-PS,
                           08/25/18 (ARM) .....................       946,055
            1,469       Trust 1993-G17, Class G17-SH,
                           04/25/23 (ARM) .....................       931,749
            3,376       Trust 1993-O71, Class O71-SB,
                           06/25/07 (ARM) .....................     3,520,268
           10,000       Trust 1993-92, Class 92-F,
                           06/25/23 (I) .......................     4,618,230
            2,617       Trust 1993-92, Class 92-G,
                           05/25/23 ...........................     1,286,864
            9,251+      Trust 1993-124, Class 124-D,
                           08/25/22 (P) .......................     8,427,260
              536       Trust 1993-132, Class 132-CA,
                           10/25/22 (P) .......................       383,759
            5,019       Trust 1993-170, Class 170-SA,
                           09/25/08 (ARM) .....................     4,914,364
            5,000       Trust 1993-245, Class 245-JA,
                           03/25/19 (I) .......................       547,550
            4,750+      Trust 1994-M1, Class M1-D,
                           10/25/03 ...........................     4,794,532
            2,205       Trust 1994-40, Class 40-H,
                           10/25/20 ...........................     2,181,825
            2,748       Trust 1994-42, Class 42-SO,
                           03/25/23 (ARM) .....................       393,301
            8,364       Trust 1994-54, Class 54-C,
                           11/25/23 (P) .......................     7,501,019
           20,598       Trust 1996-15, Class 15-SG,
                           08/25/08 (ARM) .....................     2,326,932
           12,937       Trust 1996-20, Class 20-SB,
                           10/25/08 (ARM) .....................     4,835,071
           24,000       Trust 1997-44, Class 44-SC,
                           06/25/08 ...........................     2,358,750
           56,821       Trust 1997, Class 35-SB VAR,
                           03/25/09 ...........................     1,642,471
                    Government National Mortgage
                        Association, REMIC
                        Pass-Through Certificate,
            2,551       Trust 1997-Class 14-RR 12/20/20 ......        347,267
            2,000       Trust 1997-7, CL-WC
                           VAR, 04/25/22 .....................      1,270,000
AAA         3,188       Prudential Bache Collateralized
                           Mortgage Obligation, Trust 10-H,
                           Class H, 04/01/19 (P) .............      2,762,804
                                                                  -----------
                                                                  158,035,693
                                                                  -----------
                     COLLATERALIZED MORTGAGE
                        OBLIGATION RESIDUALS ** -- 0.8%
               10    Federal Home Loan Mortgage
                        Corporation, Multiclass
                        Mortgage Participation Certificates,
                        Series 1016, Class 1016-R, 11/15/20 ....      101,500
                     Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
                1          Trust 1991-9, Class 9-R,
                              02/25/06 .........................      737,500
                1          Trust 1991-9, Class 9-RL,
                              02/25/06 .........................        1,000
                1          Trust 1991-48, Class 48-R,
                              05/25/06 .........................    2,400,000
                1          Trust 1991-48, Class 48-RL,
                              05/25/06 .........................        1,000
            2,986          Trust 1991-49, Class 49-G,
                              05/25/06 .........................      717,166
               15          Trust 1991-50 Class 50-R
                              05/25/06 .........................      611,400
                                                                  -----------
                                                                    4,569,566
                                                                  -----------
                    TAXABLE ZERO COUPON
                      BONDS -- 37.7%
                    Financing Corp (FICO Strips),
           18,000      03/07/02 ................................   14,119,020
           29,300      12/27/02 ................................   21,961,229
                    Government Trust Certificates,
            5,880      11/15/01 ................................    4,696,592
           25,000      05/15/02 ................................   18,847,500
                    U.S. Treasury Strip,
          191,000++    08/15/02 ................................  147,192,240
              280      05/15/04 ................................      194,860
                                                                  -----------
                                                                  207,011,441
                                                                  -----------
                    UNITED STATES GOVERNMENT
                       SECURITIES -- 9.1%
                    United States Treasury Bond,
           25,000      6.125%, 11/15/27 ........................   25,691,500
                    United States Treasury Notes,
           11,500      6.125%, 08/15/07 ........................   11,818,090
            3,390+     6.25%, 02/28/02 .........................    3,451,969
            1,600      6.25%, 06/30/02 .........................    1,631,744
            7,000      6.375%, 03/31/01 ........................    7,131,250
                                                                  -----------
                                                                   49,724,553
                                                                  -----------
                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                  STRIPPED MORTGAGE-BACKED
                     SECURITIES -- 14.8%
AAA    $ 1,934    Bear Stearns Secured Investors
                     Trust Series 1988-8, Class C,
                     12/01/18 (P/O) ...........................   $ 1,818,216
AAA      3,160@   Collateralized Mortgage Obligation
                     Trust 26, Class A,
                     04/23/17 (P/O) ...........................     2,726,197
                  Federal Home Loan Mortgage
                     Corporation,
        10,992       Series G2, Class G2-M,
                       07/25/18 (I/O) .........................     1,843,398
           374       Series 186, Class 186-J,
                       08/15/21 (I/O) .........................       667,289
        11,467       Series 1215, Class 1215-P,
                       06/15/06 (I/O) .........................     1,926,777
           471       Series 1373, Class 1373-B,
                       09/15/22 (P/O) .........................       403,133
         1,010       Series 1375, Class 1375-H,
                       12/15/05 (I/O) .........................       142,317
         5,505+      Series 1379, Class 1379-FB,
                       08/15/18 (I/O) .........................       940,637
        21,967       Series 1472, Class 1472-S,
                       05/15/06 (I/O) .........................     1,094,849
         5,530+      Series 1570, Class 1570-J,
                       08/15/23 (P/O) .........................     5,180,535
         2,269       Series 1597, Class 1597-H,
                       07/15/23 (P/O) .........................     1,093,965
         3,628       Series 1662, Class 1662-PO,
                       01/15/09 (P/O) .........................     2,821,569
         1,520       Series 1900, Class 1900-SD,
                       01/15/23 (I/O) .........................       474,050
        80,702       Series 1954, Class 1954-BA,
                       04/15/21 (I/O) .........................     1,084,434
        35,129       Series 1954, Class 1954-LL,
                       05/15/21 (I/O) .........................       483,018
        35,129       Series 1954, Class 1954-LM,
                       05/15/21 (I/O) .........................       504,974
        26,836       Series 1954, Class 1954-MD,
                       03/15/16 (I/O) .........................     3,480,185
                  Federal National Mortgage Association
         1,212       Trust 225, Class 1,
                       02/01/23 (P/O) .........................       975,517
            77       Trust 1991-79, Class 79-B,
                       07/25/98 (P/O) .........................        75,056
         2,717       Trust 1992-82, Class 82-2,
                       05/25/22 (I/O) .........................       704,519
        12,500+      Trust 1993-67, Class 67-B,
                       12/25/21 (P/O) .........................    11,524,375
         5,900       Trust 1993-92, Class 92-G,
                       12/25/19 (I/O) .........................     1,291,652
        13,948++     Trust 1993-213, Class 213-H,
                       09/25/23 (P/O) .........................    12,067,563
         1,172       Trust 1993-237, Class 237-E,
                       11/25/23 (P/O) .........................       997,192
         1,927       Trust 1993-249, Class 249-PE,
                       11/25/23 (P/O) .........................     1,599,512
         3,471       Trust 1994-16, Class 16-D,
                       11/25/23 (P/O) .........................     3,220,506
         3,884       Trust 1994-24, Class 24-C,
                       11/25/23 (P/O) .........................     3,557,888
           550       Trust 1994-54, Class 54-E,
                       11/25/23 (P/O) .........................       383,763
         6,069       Trust 1994-87, Class 87-E,
                       03/25/09 (P/O) .........................     4,861,460
         4,484       Trust 1996-24, Class 24-SB,
                       10/25/08 (I/O) .........................       992,154
         8,499       Trust 1996-24, Class 24-SJ,
                       01/25/22 (I/O) .........................     2,485,973
         4,490       Trust 1997-17, Class 17-PJ,
                       03/18/18 (I/O) .........................       693,213
         4,671       Trust 1997-32, Class 32-ML,
                       02/25/27 (P/O) .........................     3,999,682
         3,411       Trust 1997-35, Class 35-PK,
                       09/18/21 (I/O) .........................       468,939
        37,267       Trust 1997-50, Class 50-HJ,
                       12/25/17 (I/O) .........................     3,930,462
AAA      1,499     Salomon Brothers Mortgage Securities,
                     Series 87-3, Class B,
                       10/23/17 (I/O) .........................       502,287
                                                                  -----------
                                                                   81,017,256
                                                                  -----------

                  ASSET-BACKED SECURITIES -- 5.9%
AAA      7,100    Barnett Auto TR.
                     Class A2, 5.92%, 07/15/00 ................     7,094,453
AAA      3,369    CF/SPC SMART INC.
                     Class A1-14, 09/15/01 # ..................     3,389,342
AAA      4,651    Structured Mtg. Asset Residential
                     Trust (SMART), Series 1997-2,
                     Class 2, 03/15/06 ........................     4,680,545
AAA      4,825    Structured Mtg. Asset Residential
                     Trust (SMART), Series 1997-3,
                     04/15/06 .................................     4,908,043
AAA      4,500    Student Loan Marketing Assoc.,
                     Trust 1995-1, Class 1,
                     10/25/09 (ARM) ...........................     4,487,344
AAA      8,000    Student Loan Marketing Assoc.,
                     Trust 1997-A5,
                     10/27/25 (ARM) ...........................     7,877,500
                                                                  -----------
                                                                   32,437,227
                                                                  -----------

                  MUNICIPAL BOND -- 7.8%
AAA      1,000    Kern County California,
                     Pension Series
                     6.39%, 08/15/02 ..........................     1,008,510
AAA      3,510    Long Beach California ,
                     Pension Series
                     6.56%, 09/01/02 ..........................     3,565,388
                  Los Angeles County California,
BBB      6,250       Pension Series A
                     7.60%, 06/30/98 ..........................     6,304,750
AAA      5,000       Pension Series D
                     6.54%, 06/30/02 ..........................     5,080,400
AAA     10,000    New Jersey Economic
                     Development Authority
                      Series B, 02/15/03 ......................     7,389,700
BBB      5,000    New York, New York
                     Taxable Series 1,
                     6.54%, 03/15/02 ..........................     5,032,300


                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------

                   MUNICIPAL BOND -- (CONT'D)
BBB    $ 5,000     New York, New York
                      Taxable Series 1,
                      7.125%, 08/15/02 ........................   $ 5,147,800
BBB      5,000     New York, New York
                      Taxable Series 1,
                      7.34%, 04/15/02 .........................     5,177,150
BBB      1,235     New York, New York
                      Taxable Series A,
                      6.73%, 09/15/02 .........................     1,253,537
AAA      1,950     San Francisco California International
                      Airport, Taxable 2nd Series,
                      Issue 13 A, 6.35%, 05/01/02 .............     1,964,645
AA       1,000     St. Josephs Health System California,
                      Direct Obligation NTS Series A,
                      7.13%, 07/01/02 .........................     1,033,420
                                                                  -----------
                                                                   42,957,600
                                                                  -----------
                   CORPORATE BONDS -- 20.5%
                   BANKING & FINANCE -- 9.7%
BBB      4,960     Ahmanson HF&Co.
                      8.25%, 10/01/02 .........................     5,322,750
BBB      1,700     Amsouth Bankcorporation
                     6.75%, 11/01/25 ..........................     1,707,260
A        5,000     Goldman Sachs Group L. P.
                     6.25%, 02/01/03 # ........................     4,956,421
A        2,800     Merrill Lynch & Co. Inc.
                     6.00%, 01/15/01 ..........................     2,788,268
A        5,000     Nationsbank Corp, Series E
                     6.65%, 04/09/02 ..........................     5,073,500
A        5,000     Nationsbank Corp.
                     7.00%, 09/15/01 ..........................     5,139,700
                   Paine Webber Group Inc.
BBB      2,190       7.875%, 02/15/03 .........................     2,310,319
BBB      7,790       8.25%, 05/01/02 ..........................     8,290,196
                   Salomon
A        3,000       5.875%, 02/01/01 .........................     2,961,210
A        1,500       7.00%, 05/15/00 ..........................     1,522,410
A        4,500       7.98%, 03/01/00 ..........................     4,653,315
A        8,500     Transamerica Finance Corporation
                     6.75%, 06/01/00 ..........................     8,600,385
                                                                  -----------
                                                                   53,325,734
                                                                  -----------
                   INDUSTRIAL -- 2.7%
A        1,000     Bass America Inc.
                     8.125%, 03/31/02 .........................     1,070,450
A        1,000     Ford Motor Credit Co.
                     8.00%, 06/15/02 ..........................     1,064,800
BBB      5,000     RJR Nabisco Inc.
                     8.625%, 12/01/02 .........................     5,322,950
BBB      4,000     Tele Communications Inc.
                     9.25%, 04/15/02 ..........................     4,390,680
BBB      2,700     Tenneco Inc.
                     8.075%, 10/01/02 .........................     2,888,514
                                                                  -----------
                                                                   14,737,394
                                                                  -----------
                   UTILITY -- 1.7%
BBB      5,000     Columbia Gas Systems Inc.,
                     6.610%, 11/28/02 .........................     5,042,600
BBB-     4,000     360 Communications,
                     7.125%, 03/01/03 .........................     4,096,320
                                                                  -----------
                                                                    9,138,920
                                                                  -----------
                   YANKEE BONDS -- 6.4%
AA       5,000@    African Dev. Bank, 7.75%,
                      12/12/01 ................................     5,268,600
BBB      5,000     Corporacion Andina De Fome
                      7.10%, 02/01/03 .........................     5,033,700
BBB      3,500     Empresa Elec. Guacolda SA
                     7.95%, 04/30/03  (Chile) # ...............     3,586,410
BBB      2,000     Empresa Elec. Pehuence
                     7.30%, 05/01/03 (Chile) ..................     2,023,180
BBB      2,000     Korea Dev Bank, 6.50%, 11/15/02 ............     1,603,880
BBB      5,000     Transparatadora de Gas Dal S,
                     10.25%, 04/25/01 (Argentina) .............     5,176,274
AAA      1,500     U.S. Remittance Master,
                     Series 1996-1, 01/01/01 ..................     7,539,844
Baa1     4,466     YPF Sociedad Anonima
                     7.50%, 10/26/02 (Argentina) ..............     4,628,279
                                                                  -----------
                                                                   34,860,167
                                                                  -----------
                     Total Corporate Bonds ....................   112,062,215
                                                                  -----------
                     Total Long-term
                       Investments --
                       (Cost $753,418,841) ....................   771,529,024
                                                                  -----------
     CONTRACTS ##
      -----------
                   SHORT-TERM INVESTMENTS -- 1.1%
                   PUT OPTION PURCHASED -- 0.3%
           140     Treasury Note 6.625%
                     5/15/07 @ $100
                     Expires 3/19/98 ..........................        39,200
                                                                  -----------
       NOTIONAL
        AMOUNT
         (000)
      -----------
       $90,000     Interest Rate Swap
                     3 month LIBOR over 6.9%
                     Expires 10/30/98 .........................       810,000
        90,000     Interest Rate Swap
                     3 month LIBOR over 6.7%
                     Expires 2/02/98 ..........................        17,100
       100,000    Interest Rate Swap
                     3 month LIBOR over 6.5%
                     Expires 6/15/98 ..........................       988,300
                                                                  -----------
                                                                    1,815,400
                                                                  -----------
                   CALL OPTION PURCHASED -- 0.6%
       104,000     Interest Rate Swap
                     3 month LIBOR over 6.2%
                     Expires 8/13/99 ..........................     2,984,800
                                                                  -----------
       Principal
        Amount
         (000)
       ---------   U.S. Government Agency -- 0.2%
         1,040     Federal Home Loan Mortgage Corp.
                     6.002%, 01/02/98 .........................     1,039,827
                                                                  -----------

                   Total Short-term
                     Investments
                     (Cost $8,444,990) ........................     5,879,227
                                                                  -----------

                   Total Investments before
                     outstanding call options written
                     and investments sold
                      short -- 141.7%
                      (Cost $761,863,831) .....................   777,408,251
                                                                  -----------

                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
            NOTIONAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                     CALL OPTIONS WRITTEN -- (0.4%)
      $225,000       Interest Rate Swap
                       3 month LIBOR over 5.26%
                       Expires 12/01/98 .....................    $  (820,350)
       162,000       Interest Rate Swap
                       3 month LIBOR over 6.10%
                       Expires 2/13/98 ......................       (761,400)
       150,000       Interest Rate Swap
                       3 month LIBOR over 5.60%
                       Expires 6/16/98 ......................       (390,000)
                                                                  -----------
                                                                  (1,971,750)
                                                                  -----------
       Principal
         Amount
         (000)
       ---------
                     INVESTMENTS SOLD SHORT -- (10.9%)
        48,000       U.S. Treasury Bond
                       7.50%, 11/15/24
                       (Proceeds $44,430,000)  (57,420,000)
         2,500       U.S. Treasury Bond
                       6.375%, 08/15/27
                      (PROCEEDS $2,553,418) .................    (2,636,725)
                                                                 -----------
                                                                 (60,056,725)
                                                                 -----------

                     Total call options written
                       and investments sold
                       short -- 11.3%
                       (Proceeds $48,676,978) ...............    (62,028,475)
                                                                 -----------

                     Total Investments net of
                       call options written and
                       investments sold
                       short -- 130.4%
                       (Cost $713,186,853) ..................     715,379,776
                                                                  -----------
                     Liabilities in excess of other assets
                        -- (30.4%) ..........................    (166,863,633)
                                                                  -----------
                     NET ASSETS-- 100% ......................    $548,516,143
                                                                 ============
---------
   * Using the higher of Standard & Poor's or Moody's rating.
 **  IIliquid securities representing 0.6% of portfolio assets. See Note 3.
   # Private placement / 144A securities restricted as to resale. See Note 3. ## One contract equals 100,000 face value.
   + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
   @ Amount pledged as collateral for financial futures.

-------------------------------------------------------------------------------
                          KEY TO ABBREVIATIONS
            ARM -- Adjustable Rate Mortgage
            CMO -- Collateralized Mortgage Obligation
            CMT -- Constant Maturity Treasury
            P/O -- Principal Only Class
              P -- Denotes a CMO with Principal Only Characteristics
            I/O -- Interest Only Class
              I -- Denotes a CMO with  Interest Only Characteristics
          REMIC -- Real Estate Mortgage Investment Conduit.
-------------------------------------------------------------------------------



                       See Notes To Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $761,863,831)
  (Note 1) ....................................    $ 777,408,251
Cash ..........................................          432,669
Deposit with broker as collateral for
  investments  sold short (Note 1) ............       60,041,250
Interest receivable ...........................        5,707,338
Receivable for investments sold ...............        3,565,099
Interest rate cap, at value (amortized
  cost $1,599,642) (Note 1 & 3) ...............        1,015,665
Unrealized appreciation on interest
  rate swap (Note 1 &3) .......................           46,086
Due from broker-variation margin ..............          439,249
Other assets ..................................           13,642
                                                   -------------
                                                     848,669,249
                                                   -------------
LIABILITIES
Reverse repurchase agreement (Note 4) .........      212,243,690
Investment sold short, at value
  (proceeds $46,983,418) (Note 1) .............       60,056,725
Swap options written, at value
  (Proceeds $1,693,560) (Note 1) ..............        1,971,750
Payable for investments purchased .............       20,791,328
Interest payable ..............................        2,336,254
Dividend payable ..............................        2,276,468
Advisory fee payable (Note 2) .................          205,172
Administration fee payable (Note 2) ...........           56,117
Other accrued expenses and liabilities ........          215,602
                                                   -------------
                                                     300,153,106
                                                   -------------
NET ASSETS ....................................    $ 548,516,143
                                                   =============

Net assets were comprised of:
  Common stock, at par (Note 5) ...............    $     575,106
  Paid-in capital in excess of par ............      535,942,670
                                                   -------------
                                                     536,517,776

  Undistributed net investment income .........       15,406,537
  Accumulated net realized loss ...............       (5,330,040)
  Net unrealized appreciation .................        1,921,870
                                                   -------------
  Net assets, December 31, 1997 ...............    $ 548,516,143
                                                   =============

Net asset value per share:
($548,516,143 / 57,510,639 shares of
  common stock issued and outstanding) ........            $9.54
                                                           =====

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net accretion of
    discount of $1,616,807 and net of
    interest expense of $12,299,179) ..........    $ 40,327,763
                                                   ------------
Expenses
  Investment advisory .........................       2,390,685
  Administration ..............................         663,213
  Reports to shareholders .....................         189,000
  Custodian ...................................         129,000
  Audit .......................................         110,000
  Transfer agent ..............................          94,000
  Directors ...................................          84,000
  Legal .......................................          18,000
  Miscellaneous ...............................         230,503
                                                   ------------
    Total operating expenses ..................       3,908,401
                                                   ------------
Net investment income .........................      36,419,362
                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .................................      (2,903,796)
  Short Sales .................................       9,588,330
  Options .....................................       2,277,905
  Futures .....................................      (2,133,096)
                                                   ------------
                                                      6,829,343
                                                   ------------
Change in net unrealized appreciation
 (depreciation) on:
  Investments .................................       9,209,265
  Short Sales .................................        (416,140)
  Interest Rate Cap ...........................        (583,977)
  Options .....................................      (2,049,106)
  Futures .....................................         308,818
                                                   ------------
                                                      6,468,860
                                                   ------------

Net gain on investments .......................      13,298,203
                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .............................    $ 49,717,565
                                                   ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received .......................................      $ 50,631,488
  Operating expenses paid .................................        (3,923,925)
  Interest expense paid ...................................       (11,753,156)
  Cash received from disposition of short-term
    portfolio investments, net ............................         6,960,217
  Variation margin on futures .............................        (1,369,366)
  Purchase of long-term portfolio investments .............      (887,124,259)
  Proceeds from disposition of long-term
    portfolio investments .................................       874,704,555
                                                                -------------
    Net cash flows provided by operating activities .......        28,125,554
                                                                -------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ...............          (841,685)
  Cash dividends paid .....................................       (27,317,240)
 ..........................................................     -------------
  Net cash used for financing activities ..................       (28,158,925)
                                                                -------------
Net decrease in cash ......................................           (33,371)
Cash at beginning of year .................................           466,040
                                                                -------------
Cash at end of year .......................................         $ 432,669
                                                                =============
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .........................................      $ 49,717,565
                                                                -------------
Increase in investments ...................................        (7,590,217)
Increase in Interest Rate Cap .............................        (1,015,665)
Net realized gain .........................................        (6,829,343)
Decrease in unrealized depreciation .......................        (6,468,860)
Increase in unrealized appreciation on interest
  rate swap ...............................................           (46,086)
Increase in receivable for investments sold ...............        (3,021,646)
Decrease in payable for variation margin ..................          (454,912)
Increase in interest receivable ...........................          (378,647)
Decrease in other assets ..................................            45,398
Increase in payable for investments purchased. ............         2,698,420
Decrease in swap options written ..........................          (262,500)
Decrease in deposits with brokers
  for short sales .........................................        (2,825,625)
Decrease in payable for securities sold short .............         4,030,475
Increase in interest payable ..............................           546,023
Decrease in accrued expenses and
  other liabilities .......................................           (18,826)
                                                                -------------
  Total adjustments .......................................       (21,592,011)
                                                                -------------
Net cash flows provided by operating activities ...........      $ 28,125,554
                                                                =============



--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                            YEAR ENDED DECEMBER 31,
                                         ---------------------------
                                            1997            1996
                                         ------------     -----------
INCREASE (DECREASE) IN

NET ASSETS

Operations:

  Net investment income ............    $ 36,419,362    $33,170,965

  Net realized gain (loss) on
    investments, short sales,
    options and futures ............       6,829,343     (2,052,546)

  Net change in unrealized
    appreciation (depreciation)
    on investments, futures,
    interest rate cap, options
    and short sales ................       6,468,860    (10,429,730)
                                         -----------   ------------

  Net increase in net assets
    resulting from operations ......      49,717,565     20,688,689

  Dividends from net
    investment income ..............     (27,317,264)   (30,313,915)
                                         -----------   ------------


  Total increase (decrease) ........      22,400,301     (9,625,226)

NET ASSETS
Beginning of year ..................     526,115,842    535,741,068
                                         -----------   ------------
End of year ........................    $548,516,143   $526,115,842
                                        ============   ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                            YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------


                                                              1997        1996        1995       1994        1993
                                                              ----        ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....................       $9.15       $9.32     $ 8.12      $ 9.36      $ 9.76
                                                               -----       -----     ------      ------     -------
  Net investment income (net of interest expense
    of $.18, $.19,  $.34, $.19 and $.12,
    respectively) ......................................         .67         .58        .62         .46         .82
  Net realized and unrealized gain (loss)
    ON INVESTMENTS .....................................         .20        (.22)      1.14       (1.07)       (.39)
                                                               -----       -----     ------      ------     -------
Net increase (decrease) from investment
    operations .........................................         .87         .36       1.76        (.61)        .43
  Dividends from net investment income .................        (.48)       (.53)      (.56)       (.49)       (.83)
  Distributions in excess of net investment
    income .............................................          --          --         --        (.14)         --
                                                               -----       -----     ------      ------     -------
Net asset value, end of year* ..........................       $9.54       $9.15     $ 9.32      $ 8.12      $ 9.36
                                                               =====       =====     ======      ======     =======
Market value, end of year* .............................       $8.50       $8.00     $ 7.63      $ 7.13      $ 9.75
                                                               =====       =====     ======      ======     =======
TOTAL INVESTMENT RETURN+: ..............................      12.56%      11.79%     14.68%     (20.28%)      7.24%
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses** ...................................       0.73%       0.74%      0.78%       0.98%       0.93%
Net Investment Income ..................................       6.84%       6.39%      7.13%       5.32%       8.40%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................    $531,101    $518,963   $501,869    $491,747    $560,543
Portfolio turnover rate ................................        110%        107%       135%        133%         94%
Net assets, end of year (000) ..........................    $548,516    $526,116   $535,741    $467,125    $538,465
Reverse repurchase agreements
  outstanding, end of year (000) .......................    $212,244    $213,085   $232,396    $184,672    $175,569
Asset coverage++ .......................................    $  3,584    $  3,469   $  3,305    $  3,529    $  4,067

-----------
   * NAV and market value are published in THE WALL STREET JOURNAL each Monday. ** The ratios of operating expenses, including interest expense, to average net assets were 3.05%, 3.87%, 4.68%, 3.18% and 2.12% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.05%, 3.87%, 4.68%, 3.18% and 2.12% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERMTRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 1.  ACCOUNTING           The  BlackRock  Strategic  Term Trust  Inc.,  (the
POLICIES                      "Trust") a Maryland corporation, is a diversified,
                              closed-end   management  investment  company.  The
investment objective of the Trust s to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, municipal and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

   INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

   SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

   TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.


   DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex- dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management  Inc.  (the
"Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Dean Witter InterCapital Inc. ("DWI").

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to DWI is also computed weekly and payable monthly at an annual rate of 0.125% from January 1, 1995 through December 31, 1998 and 0.10% from January 1, 1999 to the termination of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. DWI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term  investments,  and  dollar
                              rolls  for  the  year  ended   december  31,  1997
aggregated $889,822,679 and $852,517,628 respectively.

   The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1997, the Trust held 0.6% of its portfolio assets in illiquid securities including 0.1% of its portfolio assets in securities restricted as to resale.

   The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances for PNC Mortgage Securities Corp. or its affiliates to have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized apprecia-
tion for federal income tax purposes was $15,544,420 (gross unrealized appreciation--$30,531,241; gross unrealized depreciation--$14,986,821).

   For federal income tax purposes, the Trust has a capital loss carryforward of approximately $7,465,000 of which $3,939,000 expires in 2001 and $3,526,000 expires in 2004.

   During the year ended December 31, 1997 the Trust entered into financial futures contracts. Details of open contracts at December 31, 1997 were as follows:

                                      VALUE AT       VALUE AT      UNREALIZED
NUMBER OF               EXPIRATION     TRADE       DECEMBER 31,    APPRECIATION
CONTRACTS   TYPE          DATE         DATE           1997       (DEPRECIATION)
--------    -----       --------      -------     -----------    -------------
       Long positions:
           30 Yr.
   800     T-Bond        Mar. 1998  $ 95,566,475   $96,375,000      808,525
           10 Yr.
    20     T-Note        Mar. 1998     2,232,590     2,243,125       10,535
       Short Positions:
   (95)  Eurodollar      Mar. 1998    22,247,440    22,378,438     (130,998)
   (90)  Eurodollar      Jun. 1998    21,051,027    21,197,250     (146,223)
   (80)  Eurodollar      Sep. 1998    18,691,455    18,832,000     (140,545)
   (75)  Eurodollar      Dec. 1998    17,504,607    17,639,063     (134,456)
                                                                  ---------
                                                                   $266,838
                                                                  =========


   The Trust entered into one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap is as follows:



NOTIONAL                                                              VALUE AT
AMOUNT      FIXED      FLOATING     TERMINATION      AMORTIZED      DECEMBER 31,     UNREALIZED
 (000)      RATE         RATE          DATE             COST          1997         (DEPRECIATION)
------      -----      --------     -----------      ---------      ------------   -------------
60,000      6.00%   3 month LIBOR     2/19/02        $1,599,642      $1,015,665       $(583,977)

   Details of open interest rate swaps at December 31, 1997 are as follows:

    NOTIONAL                                                                         UNREALIZED
     AMOUNT                     FLOATING         FIXED         TERMINATION           APPRECIATION
     (000)      TYPE             RATE            RATE            DATE              (DEPRECIATION)
    ------     ------          --------          -----         -----------           ------------
  (150,000)   Interest Rate    3 month LIBOR     6.421%         7/27/01              $(1,290,066)
    (5,455)   Forward Rate     3 month LIBOR     7.235%         6/15/01                   77,461
     5,455    Forward Rate     3 month LIBOR     7.235%         6/15/01                       --
   218,250    Interest Rate    3 month LIBOR     6.365%         7/27/00                1,258,691
                                                                                      ----------
                                                                                        $ 46,086
                                                                                      ==========

   Details of open swap option ("swaptions") agreements at December 31, 1997 are as follows:



NOTIONAL                                                              VALUE AT
AMOUNT      FIXED      FLOATING     TERMINATION      AMORTIZED      DECEMBER 31,     UNREALIZED
 (000)      RATE         RATE          DATE             COST          1997         (DEPRECIATION)
------      -----      --------     -----------      ---------      ------------   -------------
Puts Purchased:
90,000      6.90%   3 month LIBOR     10/30/98       1,728,900         810,000         (918,900)
90,000      6.70%   3 month LIBOR     02/02/98         765,000          17,100         (747,900)
100,000     6.50%   3 month LIBOR     06/15/98       1,270,000         988,300         (281,700)
104,000     6.20%   3 month LIBOR     08/13/99       1,552,200       2,984,800        1,432,600
Calls Written:
(225,000)   5.26%   3 month LIBOR     12/01/98        (731,250)       (820,350)         (89,100)
(162,000)   6.10%   3 month LIBOR     02/13/98        (392,310)       (761,400)        (369,090)
(150,000)   5.60%   3 month LIBOR     06/16/98        (570,000)       (390,000)         180,000
                                                                                       --------
                                                                                       (794,090)
                                                                                       ========


NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was $215,691,820 at a weighted average interest rate of approximately 5.40%. The maximum amount of reverse repurchase outstanding at any month-end during the year was $249,105,750 as of April 30, 1997 which was 29.3% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended December 31, 1997 was approximately $18,000,000 The maximum amount of dollar rolls outstanding at any month end during the period was $17,685,000 as of December 31, 1997 which was 2.1% of total assets.

NOTE 5. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized.  Of the 57,510,639 shares
outstanding at December 31, 1997, the Adviser owned 10,724 shares.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Shareholders and Board of Directors of
The BlackRock Strategic Term Trust Inc.:

      We have audited the accompanying statement of assets and liabilities of The BlackRock Strategic Term Trust Inc. including the portfolio of investments, as of December 31, 1997, and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Strategic Term Trust Inc. as of December 31, 1997, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
February 13, 1998

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

   We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1997.

   During the fiscal year ended December 31, 1997, the Trust paid aggregate dividends and distributions of $0.4750 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1997 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

   For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1998.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Dean Witter Trust Company (the "Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED  SECURITIES  (ARMs):           Mortgage instruments with interest rates
                                        that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:                Securities  backed by  various  types of
                                        receivables   such  as  automobile   and
                                        credit card receivables.

CLOSED-END FUND:                        Investment   vehicle   which   initially
                                        offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED:                         Mortgage-backed     securities     which
                                        separate  mortgage  pools  into  short-,
                                        medium-,  and long-term  securities with
                                        different   priorities  for  receipt  of
                                        principal  and  interest.  Each class is
                                        paid  a  fixed  or   floating   rate  of
                                        interest  at  regular  intervals.   Also
                                        known   as    multiple-class    mortgage
                                        pass-throughs.

DISCOUNT:                               When a fund's net asset value is greater
                                        than its stock price the fund is said to be trading at a discount.

DIVIDEND:                               This is income  generated by  securities
                                        in  a  portfolio  and   distributed   to
                                        shareholders    after    deduction    of
                                        expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:                  Shareholders   may  elect  to  have  all
                                        distributions  of dividends  and capital
                                        gains   automatically   reinvested  into
                                        additional shares of the Trust.

FHA:                                    Federal   Housing   Administration,    a
                                        government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government,
                                        however,   they  are  backed  by  FNMA's
                                        authority   to  borrow   from  the  U.S.
                                        government. Also known as Fannie Mae.

GNMA:                                   Government       National       Mortgage
                                        Association,  a U.S.  Government  agency
                                        that  facilitates  a secondary  mortgage
                                        market  by   providing  an  agency  that
                                        guarantees  timely  payment of  interest
                                        and  principal  on   mortgages.   GNMA's
                                        obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:                  Securities  issued or  guaranteed by the
                                        U.S. government,  or one of its agencies
                                        or   instrumentalities,   such  as  GNMA
                                        (Government       National      Mortgage
                                        Association),   FNMA  (Federal  National
                                        Mortgage Association) and FHLMC (Federal
                                        Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE MORTGAGES:        Mortgage  instruments  with coupons that
                                        adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY SECURITIES (I/O):         Mortgage  securities  that  receive only
                                        the   interest   cash   flows   from  an
                                        underlying pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

MARKET PRICE:                           Price per share of a security trading in
                                        the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:                  A mortgage  dollar roll is a transaction
                                        in which the Trust sells mortgage-backed
                                        securities  for  delivery in the current
                                        month and  simultaneously  contracts  to
                                        repurchase     substantially     similar
                                        (although not the same)  securities on a
                                        specified future date. During the "roll"
                                        period,   the  Trust  does  not  receive
                                        principal  and interest  payments on the
                                        securities,   but  is  compensated   for
                                        giving   up   these   payments   by  the
                                        difference  in the  current  sales price
                                        (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:                 Mortgage-backed   securities  issued  by
                                        Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:           Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):                  Net  asset  value  is the  total  market
                                        value of all securities and other assets
                                        held by the Trust,  plus income  accrued
                                        on   its    investments,    minus    any
                                        liabilities  including accrued expenses,
                                        divided   by   the   total   number   of
                                        outstanding shares. It is the underlying
                                        value of a single  share on a given day.
                                        Net   asset   value  for  the  Trust  is
                                        calculated   weekly  and   published  in
                                        BARRON'S on Saturday and THE WALL STREET
                                        JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):        Mortgage  securities  that  receive only
                                        the   principal   cash   flows  from  an
                                        underlying  pool of  mortgage  loans  or
                                        underlying   pass-through    securities.

PROJECT LOANS:                          Mortgages  for  multi-family,   low-  to
                                        middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                              Securities  issued  in  connection  with
                                        collateralized mortgage obligations that
                                        generally represent the excess cash flow
                                        from the mortgage assets  underlying the
                                        CMO  after   payment  of  principal  and
                                        interest on the other CMO securities and related administrative expenses.

REVERSE
  REPURCHASE AGREEMENTS:                In a reverse repurchase  agreement,  the
                                        Trust  sells  securities  and  agrees to
                                        repurchase  them  at a  mutually  agreed
                                        date and price.  During  this time,  the
                                        Trust continues to receive the principal
                                        and   interest    payments   from   that
                                        security.  At the end of the  term,  the
                                        Trust receives the same  securities that
                                        were  sold for the same  initial  dollar
                                        amount   plus   interest   on  the  cash
                                        proceeds of the initial sale.

STRIPPED MORTGAGE BACKED
  SECURITIES:                           Arrangements  in which a pool of  assets
                                        is  separated   into  two  classes  that
                                        receive  different  proportions  of  the
                                        interest  and  principal   distributions
                                        from     underlying      mortgage-backed
                                        securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                                        TERMINATION
                                                                                     STOCK SYMBOL          DATE
                                                                                      -----------       ----------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc. ...........................................              BKT                N/A
The BlackRock North American Government Income Trust Inc. .................              BNA                N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ........................................              BBT               12/98
The BlackRock 1999 Term Trust Inc. ........................................              BNN               12/99
The BlackRock Target Term Trust Inc. ......................................              BTT               12/00
The BlackRock 2001 Term Trust Inc. ........................................              BLK               06/01
The BlackRock Strategic Term Trust Inc. ...................................              BGT               12/02
The BlackRock Investment Quality Term Trust Inc. ..........................              BQT               12/04
The BlackRock Advantage Term Trust Inc. ...................................              BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. .................              BCT               12/09



TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                        TERMINATION
PERPETUAL TRUSTS                                                                     STOCK SYMBOL          DATE
                                                                                      -----------       ----------
The BlackRock Investment Quality Municipal Trust Inc. .....................              BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc. ..........              RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust ..................              RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. ..........              RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ............              RNY                N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ............................              BMN               12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ......................              BRM               12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ...........              BFC               12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ...................              BRF               12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. .............              BLN               12/08
The BlackRock Insured Municipal Term Trust Inc. ...........................              BMT               12/10

   IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
OR CONSULT WITH YOUR FINANCIAL ADVISOR.

================================================================================
                                    BlackRock
================================================================================
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Scott Amero, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Dean Witter InterCapital Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                       c/o Dean Witter InterCapital, Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM



Printed on recycled paper

                                                                      9347P-10-8

                                                                      9247P-10-8

================================
The BlackRock
================================
Strategic Term
Trust Inc.
================================
Annual Report
December 31, 1997